Summary Prospectus 2011 Marshall Small-Cap Value Fund

March 1, 2011	Class I MRSNX	Class Y MRSYX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.marshallfunds.com. You can also get this information at no cost by calling 1-800-236-FUND (3863) or by sending an e-mail request to marshallfunds.service@micorp.com or by asking your broker/dealer, investment professional or financial institution. The Fund’s Prospectus and Statement of Additional Information, both dated March 1, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective:

To provide capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class Y	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	None	None
Other Expenses(1)	1.07%	0.82%
Total Annual Fund Operating Expenses	1.82%	1.57%
Fee Waiver and Expense Reimbursement(2)	(0.58)%	(0.58)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	1.24%	0.99%

(1)	“Other Expenses” are based on estimated amounts for the Fund’s current fiscal year because it is a new fund.

(2)	M&I Investment Management Corp. (Adviser) has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding 1.24% for Class Y and 0.99% for Class I through March 1, 2012. The Adviser may not terminate this arrangement prior to March 1, 2012 unless the investment advisory agreement is terminated.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as shown in the table and remain the same. The costs in the one-year example and for the first year of the three-year example reflect the Adviser’s agreement to waive fees and/or reimburse expenses through March 1, 2012. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	Class Y	Class I
1 Year	$126	$101
3 Years	$516	$439

Portfolio Turnover

The Fund incurs transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

The Fund invests at least 80% of its assets in value-oriented common stocks of small-sized U.S. companies similar in size to those within the Russell 2000® Value Index. These small-sized companies, at the time of purchase, generally have market capitalizations in the range of companies in the Russell 2000® Value Index, which was approximately $27.1 million to $4.1 billion as of December 31, 2010. The median market capitalization of companies in the Russell 2000® Value Index as of the same period was $500 million. The Adviser uses a disciplined investment process which identifies companies that it believes have good value relative to their assets, sustainable cash flow, acceptable levels of debt, and potential for improving their business fundamentals. In addition, these companies may have under-appreciated assets, or be involved in company turnarounds or corporate restructurings.

Principal Risks

The Fund cannot assure that it will achieve its investment objective. An investment in the Fund is not a deposit of M&I Marshall & Ilsley Bank or any of its affiliates and is not insured or guaranteed by the FDIC or any other government agency. The net asset value of the Fund will vary and you could lose money by investing in the Fund. In addition, the Fund is subject to the following risks.

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Marshall Small-Cap Value Fund	Page 2

Stock Market Risks. The Fund is subject to fluctuations in the stock market, which has periods of increasing and decreasing values. Stocks are more volatile than debt securities. If the value of the Fund’s investments goes down, you may lose money.

Sector Risks. Companies with similar characteristics, such as those within the same industry, may be grouped together in broad categories called sectors. To the extent the Fund invests its assets in a particular sector, the Fund’s performance may be more susceptible to any economic, business or other developments that generally affect that sector.

Style Risks. Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market, that a stock judged to be undervalued may actually be appropriately priced, or that their prices may decline, even though in theory they are already undervalued. Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks (e.g., growth stocks).

Small Company Risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Management Risks. The Adviser’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect. Accordingly, there is no guarantee that the investment techniques used by Fund management will produce the desired results.

Fund Performance

Performance information is not included because the Fund does not have one full calendar year of performance.

Management of the Fund

Adviser. M&I Investment Management Corp.

Portfolio Managers. Matthew B. Fahey, Gregory S. Dirkse and Brian J. Janowski are the portfolio managers of the Fund. Mr. Fahey is the lead portfolio manager of the Fund. Mr. Fahey, a Senior Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception and has been employed by the Adviser since 1984. Mr. Dirkse, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception and has been employed by the Adviser since 1999. Mr. Janowski, a Vice President and a Portfolio Manager of the Adviser, has managed the Fund since its inception and has been employed by the Adviser since 2008.

Purchase and Sale of Fund Shares

Minimums. To open an account, your first investment must be at least $1,000 for Class Y shares and $2,000,000 for Class I shares.

An account may be opened with a smaller amount as long as the minimum is reached within 90 days. In special circumstances, these minimums may be waived or lowered at the Fund’s discretion. Call your broker/dealer, investment professional or financial institution for any additional limitations. For Class Y, you can add to your existing Marshall Funds account directly or through the Fund’s Systematic Investment Program for as little as $50. For Class I, an institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Fund and other Marshall Funds.

You may sell (redeem) your shares of the Fund on any day the New York Stock Exchange is open for business in one of the following methods, depending on the elections you made in your account application:

Phone. Call 1-800-236-FUND (3863).

Wire/Electronic Transfer. Upon written request sent to the address below under “Mail,” redemption proceeds can be directly deposited by Electronic Funds Transfer or wired to your previously designated domestic commercial bank.

Mail. Send a written request, indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem, to: Marshall Investor Services, P.O. Box 1348, Milwaukee, WI 53201-1348.

In Person. Bring in your written redemption request to: Marshall Investor Services, 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202.

Systematic Withdrawal Program. If your account balance is at least $10,000, you may have predetermined amounts of at least $100 withdrawn from your account on a monthly or quarterly basis.

Marshall Funds Website. Go to www.marshallfunds.com.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains for federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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